AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT
AND LIMITED WAIVER NO. 1

AMENDMENT NO. 3 AND LIMITED WAIVER NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 23, 2014 (this “Amendment”) among GENERAL CABLE INDUSTRIES, INC., a Delaware corporation (the “U.S. Borrower”), GENERAL CABLE COMPANY LTD., a company organized under the laws of Nova Scotia (the “Canadian Borrower”), SILEC CABLE SAS, a French société par actions simplifiée (the “French Borrower”), NORDDEUTSCHE SEEKABELWERKE GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) existing under the laws of Germany (the “German Borrower”), GRUPO GENERAL CABLE SISTEMAS, S.L., a public limited liability company (formerly Grupo General Cable Sistemas, S.A., in process of conversion) organized under the laws of Spain (“Sistemas”), ECN CABLE GROUP, S.L., a limited liability company organized under the laws of Spain (“ECN” and, together with Sistemas, the “Spanish Borrowers” and each, a “Spanish Borrower”), GENERAL CABLE CORPORATION, a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement referred to below.

WITNESSETH
WHEREAS, the Borrowers, the Lenders, the Administrative Agent and certain other Persons are parties to that certain Amended and Restated Credit Agreement, dated as of September 6, 2013 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of October 23, 2013 and that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of May 20, 2014, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, Holdings has disclosed on its Form 10-Q for the quarterly period ended June 27, 2014 that it is in the process of investigating payment practices of its Angolan and Portuguese Subsidiaries to employees of public utility companies in Angola at various times from 2002 through 2013, which may have implications under the Foreign Corrupt Practices Act and under the laws of other jurisdictions;
WHEREAS, the Borrowers have requested that (a) the Administrative Agent and the Lenders agree to amend the Credit Agreement to provide for certain amendments and (b) the Required Lenders waive certain Defaults or Events of Default that may currently exist under clauses (c), (d) and (e) of Article VII of the Credit Agreement to the extent, and solely to the extent, such Defaults or Events of Default are due to (I) the representation and warranty in Section 3.23(a) of the Credit Agreement proving to have been materially incorrect as of any date such representation and warranty was made or deemed made solely as a result of the Disclosed Angolan FCPA Matters (as defined in Section 1 below), or (II) the failure of the Borrowers to observe or comply with the covenants in Section 6.14(c) of the Credit Agreement solely to the extent such failure is the direct result of the Disclosed Angolan FCPA Matters (the Defaults and Events of Default described in clauses (I) and (II), to the extent existing on or prior to, but not after, the date hereof, “Specified Defaults”);
NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and without waiving (except to the extent set forth herein) any existing or future rights or remedies which the Administrative

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Agent, the European Administrative Agent and the Lenders may have against the Borrowers or the other Loan Parties, the Administrative Agent and the Lenders party hereto are willing to agree to so amend and waive certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.
1.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Borrowers, the Lenders party hereto, the Administrative Agent and the Tranche C Swingline Lender each agree that:
(a)    Section 1.01 of the Credit Agreement shall be and hereby is amended as of the date hereof by inserting the following definitions in proper alphabetical order:
““Disclosed Angolan FCPA Matters” means the actions, proceedings and other matters relating to the payments of officials of Angolan government-owned public utilities occurring prior to the Third Amendment Effective Date and disclosed in Schedule 3.23(a).”
““Third Amendment Effective Date” means September 23, 2014.”
(b)    Section 2.05(c) of the Credit Agreement shall be and hereby is amended as of the date hereof by deleting the reference to “$25,000,000” contained therein and inserting “$50,000,000” in lieu thereof.
(c)    Section 3.23(a) of the Credit Agreement shall be and hereby is amended and restated in its entirety as follows:
“(a)    Each Loan Party and its Affiliates have instituted and maintained policies and procedures designed to promote and achieve compliance with Anti-Corruption Laws and their respective directors and officers, and, to the best of its knowledge, except with respect to the Disclosed Angolan FCPA Matters, its employees and agents have conducted their business in compliance with such laws.”
(d)    Section 6.10 of the Credit Agreement shall be and hereby is amended as of the date hereof by deleting the word “and” appearing before part (D) of clause (i) of the proviso in Section 6.10 and inserting the words “and (E) any agreement governing Indebtedness entered into after the Closing Date, to the extent permitted under Section 6.01, that are, taken as a whole, in the good faith judgment of the Borrower Representative, not materially more restrictive with respect to the Borrowers or their Subsidiaries than the restrictions or conditions contained in the Senior Unsecured Note Documents, taken as a whole, as in effect on the Effective Date” at the end of such clause (i).
(e)    Schedule 3.23(a) is hereby added to the Credit Agreement as set forth on Exhibit A hereto.
2.    Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders party hereto hereby waive any Specified Default and any right, power or remedy under the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection with the Credit Agreement to the extent such right, power or remedy is based solely and directly upon the occurrence of a Specified Default.

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3.    Conditions to Effectiveness. The amendment to the Credit Agreement set forth in Section 1 and the waiver set forth in Section 2 shall become effective as of the date hereof upon:
(a)    the Administrative Agent’s receipt of counterparts of this Amendment executed by each Borrower, each other Loan Party, the Administrative Agent, and the Required Lenders;
(b)    the Borrowers shall have delivered all customary agreements, certificates and other customary documents reasonably requested by the Administrative Agent in connection with this Amendment and the matters contemplated hereby;
(c)    the Administrative Agent shall have received a certificate signed by a duly authorized officer of each Borrower to the effect that, before and after giving effect to this Amendment on the date hereof: (i) the representations and warranties contained in Article III of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date of such certificate as though made on and as of each such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects (in each case excluding any inaccuracy constituting, or resulting directly from, a Specified Default); and (ii) no Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment; and
(d)    the Borrowers shall have paid to each Agent such fees or other amounts as may be then payable pursuant to any Loan Document.
4.    Representations and Warranties of the Borrowers. Each Borrower represents and warrants to each Lender and the Administrative Agent as of the date hereof:
(a)    Each Borrower has the legal power and authority to execute and deliver this Amendment and the officers of each Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof.
(b)    This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.
(c)    This Amendment and the Credit Agreement as modified hereby (the “Amended Agreement”) each constitutes the legal, valid and binding obligations of each Borrower and each other Loan Party, enforceable against it in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, examinership, moratorium or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).
(d)    The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under the Amended Agreement and under the other Loan Documents to which they are parties and the consummation of the transactions contemplated by the Amended Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any material Requirement of Law applicable to any Loan Party or any of its Subsidiaries,

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(iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or the assets of any Loan Party or any of its Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, (iv) will not contravene the terms of any certificates of incorporation, by-laws or other organizational or governing documents of any Loan Party, and (v) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents and Permitted Liens.
(e)    Each Borrower and each other Loan Party hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and the other Loan Documents and agrees and confirms that, after giving effect to this Amendment, all such representations and warranties are true and correct in all material respects as of the date of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects.
(f)    Each Borrower has caused to be conducted a thorough review of the terms of this Amendment, the Credit Agreement and the other Loan Documents and each Borrower’s and its Subsidiaries’ operations since the Effective Date and, as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
5.    Reference to and Effect on the Credit Agreement.
(a)    On and after the effective date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified by Section 1 above.
(b)    Except as specifically waived or modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, unless and except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the European Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. For the avoidance of doubt, nothing herein shall operate as a waiver of any Default or Event of Default arising after the date hereof.
6.    Costs and Expenses. Each Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein and in the Credit Agreement as amended hereby, and in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith.
7.    Governing Law. ANY DISPUTE BETWEEN ANY LOAN PARTY AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS

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AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent’s counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees, if requested, to deliver originals thereof to the Administrative Agent.
10.    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.
11.    Amendment Constitutes Loan Document. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.
12.    Reaffirmation of Liens and Guaranties.
(a)    Acknowledgment. Each Loan Guarantor hereby (i) acknowledges receipt of a copy this Amendment and (ii) consents to the amendment of the Credit Agreement effected hereby. Each Loan Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Amendment.
(b)    Reaffirmation of Liens. Each of the Loan Parties hereby ratifies, confirms and reaffirms the grant by it of the Liens and security interests in Collateral in which it has rights pursuant to the terms of, and its obligations and agreements under, the Collateral Documents, confirms that this Amendment does not constitute a novation, payment and reborrowing or termination of the Secured Obligations under the Credit Agreement and the other Loan Documents as in effect prior to the date hereof and confirms that all such Collateral will continue to secure the payment and performance of all Secured Obligations purported to be secured thereby (including any amount payable under the Credit Agreement as amended by this Amendment).
(c)    Reaffirmation of Guaranties. Without limiting or qualifying the foregoing, each of the Loan Guarantors hereby ratifies, confirms and reaffirms its obligations and agreements under Article X of the Credit Agreement and each other Loan Guaranty.
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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GENERAL CABLE INDUSTRIES, INC., as the U.S. Borrower

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Executive Vice President

GENERAL CABLE COMPANY LTD., as the Canadian Borrower

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Executive Vice President

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SILEC CABLE SAS, as the French Borrower

By	/s/ Robert Kenny
	Name:	Robert Kenny
	Title:	President

NORDDEUTSCHE SEEKABELWERKE GMBH, as the German Borrower

By	/s/ Günther Schöffner
	Name:	Günther Schöffner
	Title:	CEO

GRUPO GENERAL CABLE SISTEMAS, S.L., as a Spanish Borrower

By	/s/ Bradley K. Fry
	Name:	Bradley K. Fry
	Title:	CFO

By	/s/ Robert Kenny
	Name:	Robert Kenny
	Title:	CEO

ECN CABLE GROUP, S.L., as a Spanish Borrower

By	/s/ Bradley K. Fry
	Name:	Bradley K. Fry
	Title:	CFO

By	/s/ Robert Kenny
	Name:	Robert Kenny
	Title:	CEO

[signature page to Amendment No. 3]
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JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By	/s/ Mac A. Banas
	Name:	Mac A. Banas
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and as Tranche C Swingline Lender

By	/s/ Auggie Marchetti
	Name:	Auggie Marchetti
	Title:	Authorized Officer

J.P. MORGAN SECURITIES PLC, as Tranche B Swingline Lender

By	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

[signature page to Amendment No. 3]
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Bank of America, N.A.

By	/s/ Monirah J. Masud
	Name:	Monirah J. Masud
	Title:	Senior Vice President

Bank of America, N.A., acting through its Canada Branch

By	/s/ Sylwia Durkiewicz
	Name:	Sylwia Durkiewicz
	Title:	Vice President

Banc of America Securities Limited

By	/s/ Paula Langridge
	Name:	Paula Langridge
	Title:	Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By	/s/ Blake Wright
	Name:	Blake Wright
	Title:	Managing Director

By	/s/ James Austin
	Name:	James Austin
	Title:	Vice President

WELLS FARGO BANK, NA

By	/s/ Kevin S. Fong
	Name:	Kevin S. Fong
	Title:	Authorized Signatory

[signature page to Amendment No. 3]
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WELLS FARGO CAPITAL FINANCE CORPORATION CANADA

By	/s/ David G. Phillips
	Name:	David G. Phillips
	Title:	Senior Vice President
Credit Officer, Canada
Wells Fargo Capital Finance
Corporation Canada

WELLS FARGO BANK INTERNATIONAL

By	/s/ Nigel McDonagh
	Name:	Nigel McDonagh
	Title:	SVP

By	/s/ Ethan Masterson
	Name:	Ethan Masterson
	Title:	Chief Risk Officer

KEYBANK NATIONAL ASSOCIATION

By	/s/ Rufus S. Dowe, III
	Name:	Rufus S. Dowe, III
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

By	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

[signature page to Amendment No. 3]
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DEUTSCHE BANK AG LONDON BRANCH

By	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

PNC Bank, National Association

By	/s/ Jeffrey P. Fisher
	Name:	Jeffrey P. Fisher
	Title:	Vice President

PNC BANK CANADA BRANCH

By	/s/ Caroline Stade
	Name:	Caroline Stade
	Title:	Senior Vice President

RBS Citizens Business Capital, a division of RBS Citizens, N.A.

By	/s/ David Slattery
	Name:	David Slattery
	Title:	Vice President

STANDARD CHARTERED BANK

By	/s/ Connie Au
	Name:	Connie Au
	Title:	Associate Director

By	/s/ Hsing H. Huang
	Name:	Hsing H. Huang
	Title:	Associate Director
Standard Chartered Bank NY

[signature page to Amendment No. 3]
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HSBC Bank USA, NA

By	/s/ Joseph D. Donovan
	Name:	Joseph D. Donovan
	Title:	Vice President

The Huntington National Bank

By	/s/ John D. Whetstone
	Name:	John D. Whetstone
	Title:	Vice President

Compass Bank

By	/s/ Michael Sheff
	Name:	Michael Sheff
	Title:	SVP

Bank of Montreal-Chicago Branch

By	/s/ Kara L. Goodwin
	Name:	Kara L. Goodwin
	Title:	Director

Bank of Montreal

By	/s/ Sean P. Gallaway
	Name:	Sean P. Gallaway
	Title:	Vice President

[signature page to Amendment No. 3]
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SunTrust Bank

By	/s/ Sandra Salazar
	Name:	Sandra Salazar
	Title:	Vice President

RB International Finance (USA) LLC

By	/s/ John A. Valiska
	Name:	John A. Valiska
	Title:	First Vice President

By	/s/ Peter Armieri
	Name:	Peter Armieri
	Title:	Vice President

RAIFFEISEN BANK INTERNATIONAL AG

By	/s/ Wolfgang Rachbauer
	Name:	Wolfgang Rachbauer
Title:

By	/s/ A. Wallner
	Name:	A. Wallner
Title:

U.S. Bank National Association

By	/s/ Matthew Kasper
	Name:	Matthew Kasper
	Title:	Vice President

U.S. Bank National Association, Canada Branch as Canadian Lender

By	/s/ Paul Rodgers
	Name:	Paul Rodgers
	Title:	Principal Officer

[signature page to Amendment No. 3]
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CAPITAL ONE BUSINESS CREDIT CORP.

By	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Senior Vice President

BARCLAYS BANK PLC

By	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC.

By	/s/ John Finore
	Name:	John Finore
	Title:	Vice President

By	/s/ Uri Sky
	Name:	Uri Sky
	Title:	VP

FirstMerit Bank N.A.

By	/s/ John Zimbo
	Name:	John Zimbo
	Title:	Vice President

Morgan Stanley Bank, N.A.

By	/s/ Christopher Winthrop
	Name:	Christopher Winthrop
	Title:	Vice President

[signature page to Amendment No. 3]
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EXHIBIT A

Schedule 3.23(a)

Disclosed Angolan FCPA Matters

We have been reviewing, with the assistance of external counsel, certain commission payments involving sales to customers of our subsidiary in Angola. The review has focused upon payment practices with respect to employees of public utility companies, use of agents in connection with such payment practices, and the manner in which the payments were reflected on our books and records. We have determined at this time that certain employees in our Portugal and Angola subsidiaries directly and indirectly made payments at various times from 2002 through 2013 to officials of Angola government-owned public utilities that raise concerns under the Foreign Corrupt Practices Act (“FCPA”) and possibly under the laws of other jurisdictions. We have voluntarily disclosed these matters to the United States Securities and Exchange Commission (“SEC”) and the United States Department of Justice (“DOJ”) and have provided them with additional information at their request. The SEC and DOJ inquiries into these matters are ongoing. We continue to cooperate with the DOJ and the SEC with respect to these matters.

[signature page to Amendment No. 3]
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